Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

PURCHASE AGREEMENT NUMBER PA-03814

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

VLS-PA-03814	PA Page 1

BOEING PROPRIETARY

ARTICLES

Article 1.	Quantity, Model and Description	PA Page 1
Article 2.	Delivery Schedule	PA Page 1
Article 3.	Price	PA Page 1
Article 4.	Payment	PA Page 1
Article 5.	Additional Terms	PA Page 2

TABLE

1.	Aircraft Information Table	Page 1

EXHIBITS

A.	Aircraft Configuration	EXA Page 1
B.	Aircraft Delivery Requirements and Responsibilities	EXB Page 1

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features	AE1 Page 1
BFE1.	BFE Variables	BFE1 Page 1
CS1-1.	Customer Support Variables	CS1-1 Page 1
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables	CS1-3 Page 1
EE1.	Engine Escalation Engine Warranty and Patent Indemnity	EE1 Page 1
SLP1.	Service Life Policy Components	SLP1 Page 1

LETTER AGREEMENTS

LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate	LA Page 1
LA-1208458	Loading of Customer Software	LA Page 1
LA-1208459	Seller Purchased Equipment	LA Page 1
LA-1208460	Export-Import Bank Financing Application Disclosure	LA Page 1
LA-1208461	Leasing Matters	LA Page 1
LA-1208462	Liquidated Damages****	LA Page 1
LA-1208463	Aircraft Performance Guarantees	LA Page 1
LA-1208464	Reconfirmation Aircraft	LA Page 1
LA-1208465	Assignment of Customer’s Interest for Securing Advance Payment Financing	LA Page 1
LA-1208466	****Escalation Program	LA Page 1
LA-1208467	Special Matters	LA Page 1
LA-1210454	****	LA Page i

VLS -PA-03814	PA Page 1

BOEING PROPRIETARY

Purchase Agreement No. PA-03814

between

The Boeing Company

and

Avolon Aerospace Leasing Limited

This Purchase Agreement No. PA-03814 between The Boeing Company, a Delaware corporation, (Boeing) and Avolon Aerospace Leasing Limited, a Cayman Islands corporation, (Customer) relating to the purchase and sale of Model 737-800 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 18, 2009, and as further assigned and novated dated as of May 10, 2010, between the parties, identified as AGTA-VLN (AGTA).

1.	Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-800 aircraft (Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A in the quantities listed in Table 1 to the Purchase Agreement.

2.	Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.	Price.

3.1 Aircraft Basic Price. The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2 Advance Payment Base Prices. The Advance Payment Base Prices listed in Table 1 were calculated utilizing the latest escalation factors available to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery.

4.	Payment.

4.1 Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-800 aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of ****, less the Deposit, on the effective date of the Purchase Agreement for the Aircraft. Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3 For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

VLS -PA-03814	PA Page 1

BOEING PROPRIETARY

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.	Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Escalation Adjustment/Airframe and Optional Features. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Supplemental Exhibits CS1-1, CS1-2, and CS1-3 contain the customer support variables applicable to information, training, services and other things to be furnished by Boeing in support of the Aircraft to be leased by Customer. In accordance with Letter Agreement VLS-PA-03814-LA-1208461 to the Purchase Agreement Boeing will identify which Supplemental Exhibit is applicable to each of Customer’s lessees.

5.5 Engine Escalation Variables. Supplemental Exhibit EE1 describes the applicable engine escalation formula and contains the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

VLS -PA-03814	PA Page 2

BOEING PROPRIETARY

AGREED AND ACCEPTED this

September 18, 2012
Date

THE BOEING COMPANY	AVOLON AEROSPACE LEASING LIMITED

/s/ Jeffery J. Solomon	/s/ Tom Ashe
Signature	Signature

Jeffery J. Solomon	Tom Ashe
Printed name	Printed name

Attorney-in-Fact	Director
Title	Title

VLS -PA-03814	PA Page 3

BOEING PROPRIETARY

Table 1 To

Purchase Agreement No. PA-03814

Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	****		Detail Specification:	****	****
Engine Model/Thrust:	CFM56-7B24	****		Airframe Price Base Year/ Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:			****	Engine Price Base Year/ Escalation Formula:	N/A	N/A
Optional Features:			****
Sub-Total of Airframe and Features:			****	Airframe Escalation Data:
Engine Price (Per Aircraft):			****	Base Year Index (ECI):	****
Aircraft Basic Price (Excluding BFE/SPE):			****	Base Year Index (CPI):	****
Buyer Furnished Equipment (BFE) Estimate:			****
Seller Purchased Equipment (SPE) Estimate:			****

Deposit per Aircraft:			****

				Escalation			Optional	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/ Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Manufacturer’s Serial No.	Model Designator	Factor (Airframe)	Lessee	Configuration Exhibit	Features Price 2011 $	Adv Payment Base Price Per A/P	**** ****	**** ****	**** ****	**** ****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****

Total:	16

Note: SPE is included in the APBP values applicable to the ****and ****aircraft above.

VLS-PA-03814 APR-61796	Boeing Proprietary	Page 1

AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit A to Purchase Agreement Number PA-03814

VLS-PA-03814-EXA	EXA Page 1

BOEING PROPRIETARY

Exhibit A

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-800 AIRCRAFT

The Detail Specification is Boeing document number D019A001VLS38P-1 Rev. New. dated when released. Such Detail Specification will be comprised of Boeing configuration specification D019A001, revision O, dated March 31, 2011, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). Upon request, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

VLS-PA-03814-EXA	EXA Page 1

BOEING PROPRIETARY

****
****
CR	Title	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
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****	****	****
****	****	****
****	****	****

VLS-PA-03814-EXA	EXA Page 2

BOEING PROPRIETARY

****
****
CR	Title	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
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****	****	****
****	****	****

VLS-PA-03814-EXA	EXA Page 3

BOEING PROPRIETARY

****
****
CR	Title	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
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****	****	****
****	****	****

VLS-PA-03814-EXA	EXA Page 4

BOEING PROPRIETARY

****
****
CR	Title	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
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****	****	****

VLS-PA-03814-EXA	EXA Page 5

BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Exhibit B to Purchase Agreement Number PA-03814

VLS-PA-03814-EXB	EXB Page 1

BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-800 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties. This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.	GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1 Airworthiness and Registration Documents. Not later than six (6) months prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft. In addition, and not later than three (3) months prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2 Certificate of Sanitary Construction.

1.2.1 U.S. Registered Aircraft. Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2 Non-U.S. Registered Aircraft. If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least three (3) months prior to delivery. Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery. The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3 Customs Documentation.

1.3.1 Import Documentation. If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than three (3) months prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2 General Declaration - U.S. If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this

VLS-PA-03814-EXB	EXB Page 1

BOEING PROPRIETARY

purpose, Customer will furnish to Boeing not later than twenty (20) days prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than twenty (20) days prior to delivery of such intention. If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing. Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3 Export Declaration - U.S. If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.	Insurance Certificates.

Unless provided earlier, Customer will provide to Boeing not later than thirty (30) days prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.	Notice of Flyaway Configuration.

Not later than twenty (20) days prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight. This configuration letter should include:

(i)	the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training, the method of payment for such fuel, and fuel load for the ferry flight;

(ii)	the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)	any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)	a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)	a complete ferry flight itinerary.

4.	Delivery Actions by Boeing.

4.1 Schedule of Inspections. All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft. Customer will be informed of such schedules.

VLS-PA-03814-EXB	EXB Page 2

BOEING PROPRIETARY

4.2 Schedule of Demonstration Flights. All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3 Schedule for Customer’s Flight Crew. Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4 Fuel Provided by Boeing. Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	****
737	****

4.5 Flight Crew and Passenger Consumables. Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6 Delivery Papers, Documents and Data. Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery. If title for the Aircraft will be transferred to Customer through a Boeing subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7 Delegation of Authority. If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.	Delivery Actions by Customer.

5.1 Aircraft Radio Station License. At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2 Aircraft Flight Log. At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3 Delegation of Authority. Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4 TSA Waiver Approval. Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place. Customer is responsible for application for the TSA waiver and obtaining TSA approval. Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5 Electronic Advance Passenger Information System. Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS). Customer needs to establish their own account with US Customs and Border Protection in order to file for departure. A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

VLS-PA-03814-EXB	EXB Page 3

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03814

VLS-PA-03814-AE1	AE1 Page 1

BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation. The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

****

Where:

Pa =	****

P =	****

****                ****

                         ****

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft. As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

    M = ****

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

VLS-PA-03814-AE1	AE1 Page 1

BOEING PROPRIETARY

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)	In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)	****

(iii)	****

(iv)	The **** (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics. The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year. The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)	The final value of Pa will be rounded to the nearest dollar.

(vi)	The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

2.	Values to be Utilized in the Event of Unavailability.

2.1 If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations. Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period. However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

VLS-PA-03814-AE1	AE1 Page 2

BOEING PROPRIETARY

2.2 Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3 In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4 If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics). A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. ****

Note:

(i)	The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the time of delivery. The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)	The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

VLS-PA-03814-AE1	AE1 Page 3

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03814

VLS-PA-03814-BFE1	BFE1 Page 1

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.	Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	****

****

Galley Inserts	****

****

Seats (passenger)	****

****

Overhead & Audio System	****

****

In-Seat Video System	****

****

Miscellaneous Emergency Equipment	****

****

Cargo Handling Systems* (Single Aisle Programs only)	****

*	For a new certification, supplier requires notification ****months prior to Cargo Handling System on-dock date.

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before **** calendar days after the above supplier selection dates, to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

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BOEING PROPRIETARY

2.	On-dock Dates and Other Information.

On or before **** prior to Aircraft delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC). These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE. For planning purposes, preliminary BFE on-dock dates are set forth below:

Item	Preliminary On-Dock Dates
Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates
Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

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BOEING PROPRIETARY

Item	Preliminary On-Dock Dates
Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

Item	Preliminary On-Dock Dates
Month of Delivery
	****	****
Seats	****	****
Galleys/Furnishings	****	****
Antennas & Mounting Equipment	****	****
Avionics	****	****
Cabin Systems Equipment	****	****
Miscellaneous Emergency Equipment	****	****
Textiles/Raw Material	****	****
Cargo Systems (Single Aisle Programs)	****	****
Provision Kits (Single Aisle Programs)	****	****
Radomes (Single Aisle Programs)	****	****

VLS-PA-03814-BFE1	BFE1 Page 3

BOEING PROPRIETARY

Preliminary On-Dock Dates
Item	Month of Delivery
****
Seats	****
Galleys/Furnishings	****
Antennas & Mounting Equipment	****
Avionics	****
Cabin Systems Equipment	****
Miscellaneous Emergency Equipment	****
Textiles/Raw Material	****
Cargo Systems (Single Aisle Programs)	****
Provision Kits (Single Aisle Programs)	****
Radomes (Single Aisle Programs)	****

3.	Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations. In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request, Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below. Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

VLS-PA-03814-BFE1	BFE1 Page 4

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-1

to Purchase Agreement Number PA-03814

VLS-PA-03814-CS1-1	CS1-1 Page 1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Airplane General Familiarization Course; one (1) class of twenty (24) students;

1.2 Mechanical/Power Plant Systems Course; two (2) classes of fifteen (15) students;

1.3 Electrical Systems Course; two (2) classes of fifteen (15) students;

1.4 Avionics Systems Course; two (2) classes of fifteen (15) students;

1.5 Corrosion Prevention & Control Course; one (1) class of ten (10) students;

1.6 Aircraft Rigging Course; one (1) class of six (6) students;

1.7 Composite Repair for Technicians - Basic; one (1) class of eight (8) students;

1.8 Training materials will be provided to each student. In addition, one set of training materials used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 For 1 Aircraft: Transition training for six (6) flight crews (12 pilots) in two (2) classes; For 2 or more Aircraft: Transition training for eight (8) flight crews (16 pilots) in two (2) classes. The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft.

2.2 For 1 Aircraft: Flight Dispatcher training; one (1) class of six (6) students; For 2 or more Aircraft: Flight Dispatcher training; two (2) classes of six (6) students.

2.3 For 1 Aircraft: Flight Attendant training; one (1) class of twelve (12) students; For 2 or more Aircraft: Flight Attendant training; two (2) classes of twelve (12) students.

2.4 Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.

2.5 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

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BOEING PROPRIETARY

2.6 Additional Flight Operations Services:

(i)	Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)	For 1 Aircraft: Instructor pilots for sixty (60) calendar days for revenue service training assistance; For 2 or more Aircraft: Instructor pilots for ninety (90) calendar days for revenue service training assistance; and

(iii)	An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

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BOEING PROPRIETARY

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.	Technical Data and Documents.

4.1 Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual and Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviations Guide

Flight Crew Training Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplementary Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

Flight Attendant Manual

4.2 Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Powerplant Buildup Manual (except Rolls Royce)

All Operators Messages

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide (model 777 only)

Baggage/Cargo Loading Manual (model 767 and 777 only)

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BOEING PROPRIETARY

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

ETOPS Guide Vol. II

ETOPS Configuration Maintenance and Procedures

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawings and Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Information

Engine Ground Handling Document

ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Supplier Service Bulletins

Supplier Ground Support Equipment List

Supplier Assembly Drawings

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Supplier Publications Index

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Spare Part Price Catalog

4.7 Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

VLS-PA-03814-CS1-1	CS1-1 Page 4

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-2

to Purchase Agreement Number PA-03814

VLS-PA-03815-CS1-2

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Mechanical/Power Plant Course; one (1) class of fifteen (15) students;

1.2 Electrical Systems Course; one (1) class of fifteen (15) students;

1.3 Avionics Systems Course; one (1) class of fifteen (15) students;

1.4 Aircraft Rigging Course; one (1) class of six (6) students;

1.5 Advanced Composite Repair Course; one (1) class of eight (8) students.

1.6 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.	Flight Training.

2.1 Boeing will provide one classroom course to acquaint up to eight (8) students (four (4) flight crews) with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2 Training materials will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

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BOEING PROPRIETARY

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4 Maintenance Engineering Evaluation. Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation. Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2 Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)	Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.	Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1 Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual and Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviations Guide

Flight Crew Training Manual

Performance Engineer’s Manual

Jet Transport Performance Methods

FMC Supplementary Data Document

Operational Performance Software

ETOPS Guide Vol. III

Flight Planning and Performance Manual

Flight Attendant Manual

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BOEING PROPRIETARY

4.2 Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fault Isolation Manual

Fault Reporting Manual

Fuel Measuring Stick Manual

Powerplant Buildup Manual (except Rolls Royce)

All Operators Messages

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

Configuration Data Base Generator User Guide (model 777 only)

Baggage/Cargo Loading Manual (model 767 and 777 only)

4.3 Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

ETOPS Guide Vol. II

ETOPS Configuration Maintenance and Procedures

4.4 Spares.

Illustrated Parts Catalog

Standards Books

4.5 Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool and Ground Handling Equipment Drawings and Index

Supplementary Tooling Documentation

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Information

Engine Ground Handling Document

ETOPS Guide Vol. I

4.6 Supplier Technical Data.

Supplier Service Bulletins

Supplier Ground Support Equipment List

Supplier Assembly Drawings

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Supplier Publications Index

VLS-PA-03814-CS1-2	CS1-2 Page 3

BOEING PROPRIETARY

Product Support Supplier Directory

Supplier Product Support and Assurance Agreements Documents Vol. I and II

Supplier Spare Part Price Catalog

4.7 Fleet Statistical Data and Reporting

Fleet reliability views, charts, and reports

VLS-PA-03814-CS1-2	CS1-2 Page 4

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit CS1-3

to Purchase Agreement Number PA-03814

VLS-PA-03814-CS1-3	CS1-3 Page 1

BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-800 AIRCRAFT

Customer currently operates an aircraft of the same model as the Aircraft. Upon Customer’s request, Boeing will develop and schedule a customized Customer Support Program to be furnished in support of the Aircraft. The customized program will be based upon and equivalent to the entitlements summarized below.

1.	Maintenance Training.

1.1 Maintenance Training Minor Model Differences Course, if required, covering operational, structural or systems differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer; one (1) class of fifteen (15) students;

1.2 Training materials, if applicable, will be provided to each student. In addition, one set of training materials as used in Boeing’s training program, including visual aids, text and graphics will be provided for use in Customer’s own training program.

2.	Flight Training.

Boeing will provide, if required, one classroom course to acquaint up to fifteen (15) students with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

Any training materials used in Flight Training, if required, will be provided for use in Customer’s own training program.

3.	Planning Assistance.

3.1 Maintenance Engineering. Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1 Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customers maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.2 ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide assistance in identifying the impact to Customer’s ETOPS maintenance program resulting from minor model differences between the Aircraft and an aircraft of the same model currently operated by the Customer.

3.1.3 GSE/Shops/Tooling Consulting. Upon request, Boeing will provide assistance to Customer in identifying the impact to Customer’s maintenance tools and ground support equipment resulting from the minor model differences between the Aircraft and an aircraft of the same model currently operated by Customer.

3.2 Spares. Boeing will revise, as applicable, the customized Recommended Spares Parts List (RSPL) and Illustrated Parts Catalog (IPC).

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BOEING PROPRIETARY

4.	Technical Data and Documents.

Boeing will revise, as applicable, technical data and documents provided with previously delivered aircraft.

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BOEING PROPRIETARY

ENGINE ESCALATION,

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03814

VLS-PA-03814-EE1	EE1 Page 1

BOEING PROPRIETARY

ENGINE ESCALATION

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-800 AIRCRAFT

1.	ENGINE ESCALATION.

No separate engine escalation methodology is defined for the 737-600, -700, -800, -900 or -900ER Aircraft. Pursuant to the AGTA, the engine prices for these Aircraft are included in and will be escalated in the same manner as the Airframe.

2.	ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein. Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities. In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1 Title. CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.2 Patents.

2.2.1 CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer. This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design. As to such product or part, CFM assumes no liability for patent infringement.

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BOEING PROPRIETARY

2.2.2 CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing. The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3 The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 powered Aircraft.

2.3 Initial Warranty. CFM warrants that CFM56-7 Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4 Warranty Pass-On.

2.4.1 If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators. Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2 Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer.

2.4.3 In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5 New Engine Warranty.

2.5.1 CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)	Parts Credit Allowance will be granted for any Failed Parts.

(ii)	Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)	Such Parts Credit Allowance and Labor Allowance will be: One hundred percent (100%) from new to two thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.

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BOEING PROPRIETARY

2.5.2 As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)	Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first at two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%) of CFM’s repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.

(ii)	Transportation to and from the designated facility shall be at Customer’s expense.

2.6 New Parts Warranty. In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1 During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2 CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7 Ultimate Life Warranty.

2.7.1 CFM warrants Ultimate Life limits on the following Parts:

(i)	Fan and Compressor Disks/Drums

(ii)	Fan and Compressor Shafts

(iii)	Compressor Discharge Pressure Seal (CDP)

(iv)	Turbine Disks

(v)	HPT Forward and Stub Shaft

(vi)	LPT Driving Cone

(vii)	LPT Shaft and Stub Shaft

2.7.2 CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever comes earlier. Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.

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2.8 Campaign Change Warranty.

2.8.1 A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit. CFM will grant following Parts Credit Allowances:

Engines and Modules

(i)	One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.

(ii)	Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.

2.8.2 Labor Allowance – CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive. A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3 Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9 Limitations. THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

2.10 Indemnity and Contribution.

2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION. THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE

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BOEING PROPRIETARY

PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM. CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF. THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

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BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Fan Rotor/Booster
Blades		X
Disk, Drum						X
Spinner		X
Fan Frame
Casing					X
Hub & Struts			X
Fairings			X
Splitter (Mid Ring)			X
Vanes		X
Engine Mount			X
No. 1 & No. 2 Bearing Support
Bearings			X
Shaft						X
Support (Case)			X
Inlet Gearbox & No. 3 Bearing
Bearings			X
Gear			X
Case			X
Compressor Rotor
Blades		X
Disk & Drums						X
Shaft						X
Compressor Stator
Casing					X
Shrouds		X
Vanes		X
Variable Stator Actuating Rings		X
Combustor Diffuser Nozzle (CDN)
Casings		X
Combustor Liners		X
Fuel Atomizer		X
HPT Nozzle		X
HPT Nozzle Support			X
HPT Shroud		X
HPT Rotor
Blades			X
Disks						X
Shafts						X
Retaining Ring		X
LP Turbine
Casing				X
Vane Assemblies		X
Interstage Seals		X

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BOEING PROPRIETARY

TABLE 1

CFM56 WARRANTY PARTS LIST

FLIGHT HOURS

Flight Hours
	2000	3000	4000	6000	8000	12000
Shrouds		X
Disks					X
Shaft						X
Bearings			X
Blades		X
Turbine Frame
Casing & Struts				X
Hub			X
Sump			X
Accessory & Transfer Gearboxes
Case			X
Shafts			X
Gears			X
Bearings			X
Air-Oil Seals		X
Controls & Accessories
Engine	X
Condition Monitoring Equipment	X

VLS-PA-03814-EE1	EE1 Page 7

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03814

VLS-PA-03814-SLP1	SLP1 Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-800 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03814.

1.	Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

(i)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(ii)	Window and windshield structure but excluding the windows and windshields.

VLS-PA-03815-SLP1

BOEING PROPRIETARY

(iii)	Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.	Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

4.	Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

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BOEING PROPRIETARY

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.	Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.	Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE: The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

VLS-PA-03815-SLP1	3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208458

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Customer may request Boeing to install software owned by or licensed to Customer (Software) in the following systems in the Aircraft: (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2. For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery. If requested by Customer, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3. The SATCOM Software is part of the configuration of the Aircraft and included in the type design. If requested by Customer, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4. For IFE Software, if requested by Customer, Boeing will make the Aircraft accessible to Customer and Customer’s IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5. All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

(i)	Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

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BOEING PROPRIETARY

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)	Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208458
Loading of Customer Software	LA Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208459

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Seller Purchased Equipment

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Seller Purchased Equipment (SPE) is BFE that Boeing purchases for Customer and that is identified as SPE in the Detail Specification for the Aircraft.

1.	Price.

1.1 Advance Payments. An estimated SPE price is included in the Advance Payment Base Prices shown in Table 1 for the purpose of establishing the advance payments for the Aircraft.

1.2 Aircraft Price. The Aircraft Price will be adjusted to reflect the actual costs charged to Boeing by the SPE suppliers and transportation charges.

2.	Customer Responsibilities.

Customer is responsible for:

(i)	selecting the SPE suppliers from a list provided by Boeing for the commodities identified on such list and notifying Boeing of the SPE suppliers in accordance with the supplier selection date(s) as set forth in Attachment A of this Letter Agreement;

(ii)	for in-flight entertainment and cabin communications systems (IFE/CCS), participate with Boeing in meetings with such suppliers to ensure that suppliers’ functional system specifications meet Customer’s and Boeing’s respective requirements;

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BOEING PROPRIETARY

(iii)	for emergency/miscellaneous equipment, providing to Boeing the selected part specification/Customer requirements. Standard supplier pricing, product support, warranty, spares, training and any additional support defined by Customer will be a direct pass through to Customer at time of Aircraft delivery;

(iv)	for seats, galleys, galley inserts, and IFE/CCS, negotiating price directly with the suppliers, and entering into direct agreements with the suppliers for product support including spares support, warranty, training and any additional support defined by the Customer. Customer shall provide suppliers’ pricing to Boeing and shall obtain suppliers’ agreement to accept Boeing’s purchase orders reflecting the Customer negotiated pricing.

3.	Boeing Responsibilities.

Boeing is responsible for:

(i)	placing and managing the purchase orders with the suppliers;

(ii)	coordinating with the suppliers on technical issues;

(iii)	for seats, galleys, galley inserts and IFE/CCS confirming the agreed to pricing with both the Customer and supplier;

(iv)	for IFE/CCS providing Aircraft interface requirements to suppliers and assisting suppliers in the development of their IFE/CCS system specifications and approving such specifications;

(v)	ensuring that the delivered SPE complies with the part specification;

(vi)	obtaining certification of the Aircraft with the SPE installed;

(vii)	for miscellaneous/emergency equipment, obtaining standard supplier pricing, and obtaining for Customer copies of product support, warranty, spares, training, and any additional support documentation defined by the Customer which shall be provided to Customer prior to delivery of the Aircraft.

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BOEING PROPRIETARY

4.	Supplier Selection For SPE Galleys and Seats.

4.1 In addition to those responsibilities described above, for SPE galleys and seats the following provisions apply with respect to Customer’s selection of suppliers:

4.1.1 Galley Requirements. Customer will provide Boeing the definitive galley configuration requirements, including identification of refrigeration requirements and fixed and removable insert equipment by quantity, manufacturer and part number not later than eight (8) weeks prior to galley supplier selection dates in Attachment A.

4.1.2 Seat Requirements. Customer will provide to Boeing the definitive seat configuration requirements not later than eight (8) weeks prior to seat supplier selection dates in Attachment A.

4.1.3 Bidder’s List. For information purposes, Boeing will submit to Customer a bidder’s list of existing suppliers of seats and galleys one hundred twenty (120) days prior to the supplier selection date(s) referred to in paragraph 2 (i) above.

4.1.4 Request for Quotation (RFQ). Approximately ninety (90) days prior to the supplier selection date(s), Boeing will issue its RFQ inviting potential bidders to submit bids for the galleys and seats within thirty (30) days of the selection date.

4.1.5 Recommended Bidders. Not later than fifteen (15) days prior to the supplier selection date(s), Boeing will submit to Customer a list of recommended bidders from which to choose a supplier for the galleys and seats. The recommendation is based on an evaluation of the bids submitted using price, weight, warranty and schedule as the criteria.

4.1.6 Supplier Selection. If Customer selects a seat or galley supplier that is not on the Boeing recommended list, such seat or galley will become BFE and the provisions of Exhibit A, Buyer Furnished Equipment Provisions Document, of the AGTA will apply.

5.	IFE/CCS Software.

IFE/CCS may contain software of the following two types:

5.1 Systems Software. The software required to operate and certify the IFE/CCS systems on the Aircraft is the Systems Software and is part of the IFE/CCS.

5.2 Customer’s Software. The software accessible to the Aircraft passengers which controls Customer’s specified optional features is Customer’s Software and is not part of the IFE/CCS.

5.2.1 Customer is solely responsible for specifying Customer’s Software functional and performance requirements and ensuring that Customer’s Software meets such requirements. Customer and Customer’s Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer’s Software. Customer shall be responsible for and assumes all liability with respect to Customer’s Software.

VLS-PA-03814-LA-1208459
Seller Purchased Equipment	LA Page 3

BOEING PROPRIETARY

5.2.2 The omission of any Customer’s Software or the lack of any functionality of Customer’s Software will not be a valid condition for Customer’s rejection of the Aircraft at the time of Aircraft delivery.

5.2.3 Boeing has no obligation to approve any documentation to support Customer’s Software certification. Boeing will only review and operate Customer’s Software if in Boeing’s reasonable opinion such review and operation is necessary to certify the IFE/CCS system on the Aircraft.

5.2.4 Boeing shall not be responsible for obtaining FAA certification for Customer’s Software.

6.	Changes.

After Customer’s acceptance of this Letter Agreement, any changes to SPE may only be made by and between Boeing and the SPE suppliers. Customer requested changes to the SPE after execution of this Letter Agreement shall be made by Customer in writing directly to Boeing for approval and for coordination by Boeing with the SPE supplier. Any such change to the configuration of the Aircraft shall be subject to price and offerability through Boeing’s master change or other process for amendment of the Purchase Agreement.

7.	Proprietary Rights.

Boeing’s obligation to purchase SPE will not impose upon Boeing any obligation to compensate Customer or any supplier for any proprietary rights Customer may have in the design of the SPE.

8.	Remedies.

If Customer’s nonperformance of its obligations in this Letter Agreement causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Customer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition, Boeing will have the right to:

8.1 delay delivery of the Aircraft;

8.2 deliver the Aircraft without installing the SPE;

8.3 provide and install suitable alternate equipment and invoice Customer for the associated cost; and/or

8.4 increase the Aircraft Price by the amount of Boeing’s additional costs attributable to such noncompliance.

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Seller Purchased Equipment	LA Page 4

BOEING PROPRIETARY

9.	Title and Risk of Loss.

Title and risk of loss of the SPE will remain with Boeing until the Aircraft is delivered to Customer.

10.	Customer’s Indemnification of Boeing.

Customer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys’ fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Customer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing’s installation of the SPE.

11.	Definition.

For purposes of the above indemnity, the term Boeing includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208459
Seller Purchased Equipment	LA Page 5

BOEING PROPRIETARY

Attachment A to

Letter Agreement VLS-PA-03814-LA-1208549

1.	Supplier Selection.

Customer will:

1.1 Select and notify Boeing of the suppliers and part numbers of the following SPE items by the following dates:

Galley System	****

****
Galley Inserts	****

****
Seats (passenger)	****

****
Overhead & Audio System	****

****
In-Seat Video System	****

****
Miscellaneous Emergency Equipment	****

****
Cargo Handling Systems* (Single Aisle Programs only)	****

*	For a new certification, supplier requires notification **** months prior to Cargo Handling System on-dock date.

VLS-PA-03814-LA-1208459
Seller Purchased Equipment	Attachment A Page 1

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208457

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1.	Assignment of Customer’s Interest.

This Letter Agreement sets forth the conditions under which Boeing may consent to Customer’s request for an assignment of Customer’s rights and interest under the Purchase Agreement to a subsidiary or affiliate of Customer. Boeing’s consent to such assignment request at any time prior to or at time of delivery of the Aircraft will require that: (i) Customer provide Boeing with a guarantee, in a form satisfactory to Boeing, of Customer’s performance of all its obligations under the Purchase Agreement; (ii) Customer, and Customer’s assignee, be subject to Boeing’s rights as defined in Section 2, below; (iii) such assignment shall not constitute a novation of the Purchase Agreement; (iv) Boeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement; and, (v) the assignment shall not modify in any respect the continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing.

2.	Change of Control Event.

In the event of a Change of Control, as defined herein, Boeing shall have the right to assume all rights of Customer, and of Customer’s assignee, under the Purchase Agreement with respect to any affected Aircraft by paying an amount equal to the aggregate of the advance payments received and retained by Boeing under the Purchase Agreement for any such Aircraft. A Change of Control shall mean the occurrence of any one or more of the following events: (i) any party taking any action to foreclose or otherwise exercise any right such party may have to control or otherwise

VLS-PA-03814-LA-1208457
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BOEING PROPRIETARY

direct Customer’s assignee pursuant to a security agreement, pledge or otherwise; (ii) any change of ownership or control of Customer’s assignee whether through sale, merger, consolidation or otherwise or whether through foreclosure, enforcement of a security interest, or otherwise resulting from the acts of any party; (iii) the creation of any lien upon the assets of Customer’s assignee or any pledge of any ownership or other interest in Customer’s assignee to any party, or (iv) the bankruptcy (whether voluntary, involuntary or otherwise) or insolvency of Customer’s assignee.

3.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

4.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208457
Assignment of Customer’s Interest to a Subsidiary or Affiliate	LA Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208460

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Export-Import Bank Financing Application Disclosure

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

2.	Confidentiality.

The information contained in this Agreement represents confidential business information and has value precisely because it is not available generally or to other parties. Customer therefore agrees to limit disclosure of the information contained in this Agreement to employees of Customer with a need to know or to certain other entities (including Customer’s legal advisors, financiers or governmental authorities) in order to assist Customer in evaluating Customer’s purchase of the Aircraft and who in turn agree not to disclose its contents to any other person or entity without the prior written permission of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

VLS-PA-03814-LA-1208460
Export-Import Bank Financing Application Disclosure	LA Page 1

BOEING PROPRIETARY

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208460
Export-Import Bank Financing Application Disclosure	LA Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208461

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft. This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.	Lease of Aircraft Prior to Delivery.

In most cases, leases will be entered into prior to delivery of the Aircraft to be leased. The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.	Identification of Lessee(s).

2.1 At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft. Customer agrees to give Boeing written notice as soon as reasonably practicable [(preferably **** or more months prior to the month during which a particular Aircraft is scheduled for delivery)] of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration, the manufacturer’s serial number, and the term of the lease. If a configuration for the Aircraft identified for a Lessee has not been defined by **** prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement. It is understood that identifying a Lessee within the preferred time frame does not assure that all desired configuration changes will be available for the Aircraft identified for the Lessee (e.g. If Lessee requires a configuration that complies with the Head Impact Criteria (HIC) requirements, then Customer must identify Lessee and configuration no later than **** prior to delivery).

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BOEING PROPRIETARY

2.2 Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

2.3 In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate.

3.	Customer Support.

3.1 It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft. For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply. Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.

(i)	Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)	Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

(iii)	Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

3.1.1 After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3)

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BOEING PROPRIETARY

in the Purchase Agreement is applicable to such Lessee. For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.

3.1.2 Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.

3.2 Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions essentially as set forth in Attachment A to this Letter Agreement. Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA. Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement. In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA. Customer expressly agrees that Boeing’s providing all or part of the training, services and Materials prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein.

4.	Spare Parts.

4.1 It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft. For any Lessee that has a Spare Parts General Terms Agreement (GTA) or Customer Services General Terms Agreement (CSGTA) with Boeing, promptly after the Lessee is identified as provided in paragraph 2 above, Boeing will provide notice to Customer that the lessee may enter into a GTA supplement or use the Lessee’s CSGTA for the acquisition of initial and sustaining spare parts for the leased Aircraft.

4.2 For any Lessee that does not have a GTA or CSGTA with Boeing, Boeing and Customer agree that, upon execution of an assignment in a form acceptable to Boeing, Customer’s CSGTA may be utilized for a period not to exceed **** months from the date of the Lessee notice, for the acquisition by the Lessee of initial and sustaining spare parts for the Lessee’s Aircraft. During this period, Boeing will enter into good faith negotiations with the Lessee for their own CSGTA with Boeing. Promptly after such Lessee is identified, Boeing, Customer and Lessee will enter into the assignment described in Article 15 of Customer’s CSGTA. Once assigned, Boeing will provide notice that the Lessee may, for the specified period, use Customer’s CSGTA for the acquisition of initial and sustaining spare parts for the leased Aircraft. The CSGTA

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payment provisions will apply for the Spare Parts ordered by the lessee for the Aircraft; provided, however, the **** payment provisions are subject to approval of the Lessee’s credit by Boeing.

5.	Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable.

6.	Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.

7.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

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BOEING PROPRIETARY

ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement. It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

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Leasing Matters	Attachment A Page 1

BOEING PROPRIETARY

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President - Contracts
Mail Stop 75-38

Subject:	Partial Assignment of Rights - Avolon Aerospace Leasing Limited as Lessor and as Lessee of Model 737-800 Aircraft

Gentlemen:

In connection with the lease by Avolon Aerospace Leasing Limited (Customer) to             (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)	Purchase Agreement No. PA-03814 dated as of , 2012, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 737-800 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)	Aircraft General Terms Agreement No. AGTA-VLN dated as of December 18, 2009, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)	dated as of , 20 between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee. Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1 (Customer Support Document) to the Purchase Agreement. In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1.	Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including, without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

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2.	Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

3.	Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4.	Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement. Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055). Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5.	Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing. It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

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6.	Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

7.	Signing in Counterparts.

This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.	GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.	Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

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BOEING PROPRIETARY

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

Very truly yours,

Avolon Aerospace Leasing Limited

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:

+[NAME OF LESSEE]

By

Its

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BOEING PROPRIETARY

Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208462

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Liquidated Damages ****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

****: Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery) established in the Purchase Agreement by any cause that is **** and for which Customer is otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.	Liquidated Damages.

Boeing agrees to pay Customer liquidated damages **** (collectively the ****. The amount of liquidated damages will be derived from data in the most recent Aircraft Information Services, Inc. (AISI), Aircraft Value Analysis Company (AVAC), and Ascend (together, Industry Data) publications at the time Customer receives notice ****from Boeing. The Industry Data average for the most recent ****years of published lease rates for the Boeing Model ****aircraft, will be divided by thirty (30) days to determine the rate per day (Daily Rate). In no event will the amount paid exceed an aggregate sum of ****of the Daily Rate (Liquidated Damages). Liquidated Damages shall be payable at (i) actual delivery of the Aircraft, or, (ii) in the event of a termination pursuant to Section 3 below, at the later to occur of the **** of the Scheduled Delivery or **** after the effective date of the termination.

2.	Interest.

In addition to the Liquidated Damages in paragraph 1, for each day of **** commencing ****after the Scheduled Delivery, Boeing will pay Customer interest calculated as follows (Interest):

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the entire amount of advance payments

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BOEING PROPRIETARY

received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the ****, effective the first business day of the calendar quarter and reset each calendar quarter.

Such interest will be calculated on a simple interest basis and paid in full at actual delivery.

3.	Right of Termination.

Customer will not have the right to refuse to accept delivery of any Aircraft ****unless and until the aggregate duration of the **** for such Aircraft exceeds **** (****Period). Within ****of receipt of written notice from Boeing that delivery of an Aircraft will be delayed beyond the ****Period, either party may terminate the Purchase Agreement as to such Aircraft by written or telegraphic notice given to the other. If neither Party terminates the Purchase Agreement within said ****period the Purchase Agreement will remain in effect for that Aircraft.

4.	Termination.

If the Purchase Agreement is terminated with respect to any Aircraft for a ****, Boeing will, in addition to paying Liquidated Damages and Interest as described above, promptly repay to Customer ****received by Boeing for such Aircraft.

5.	Exclusive Remedies.

The Liquidated Damages and Interest payable in accordance with paragraphs 1 and 2 of this Letter Agreement, and Customer’s right to terminate pursuant to this Letter Agreement are Customer’s exclusive remedies for a ****and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any **** in the Aircraft delivery. Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such ****.

6.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

7.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

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BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208463

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Performance Guarantees.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees are exclusive and expire upon delivery of the Aircraft to Customer.

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

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BOEING PROPRIETARY

Attachment to Letter Agreement

No. VLS-PA-03814-LA-1208463

CFM56-7B26E Engines

****

P.A. No. 03814
AERO-B-BBA4-M12-0722	SS12-0362

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-12084641

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Reconfirmation Aircraft

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Reconfirmation Aircraft.

1.1 In response to Customer’s request for flexibility in the total quantity of Aircraft purchased, Boeing offers Customer **** (Reconfirmation Aircraft). The delivery schedules for the Reconfirmation Aircraft are noted in the table immediately below.

Delivery Month	Reconfirmation Aircraft Serial Number
****	****
****	****
****	****
****	****
****	****
****	****

1.2 On or before **** (Reconfirmation Expiration Date), Customer must provide written notice to Boeing of its desire to ****purchase of the Reconfirmation Aircraft. Concurrent with submitting its written notice to Boeing, Customer shall transfer to Boeing’s account an amount **** for each Reconfirmation Aircraft.

[1]	Boeing to provide revised redactions

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BOEING PROPRIETARY

1.3 If Customer does not provide written notice to Boeing on or before the Reconfirmation Expiration Date, the Purchase Agreement will terminate as it relates to the Reconfirmation Aircraft ****. In such event, the rights and obligations of both Boeing and Customer with respect to such Reconfirmation Aircraft will terminate and will be without further force and effect. ****

1.4 The Reconfirmation Aircraft ****Boeing may provide to Customer written notice that the purchase of the Reconfirmation Aircraft ****, Boeing may terminate the Purchase Agreement as it relates to the Reconfirmation Aircraft. In such event, the rights and obligations of both Boeing and Customer with respect to the Reconfirmation Aircraft will terminate and will be without further force and effect. If terminated after ****Boeing will ****for the Reconfirmation Aircraft. ****

2.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

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BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208464
Reconfirmation Aircraft	LA Page 3

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208465

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Assignment of Customer’s Interest for Securing Advance Payment Financing

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

This Letter Agreement sets forth the rights and obligations between Boeing and Customer in the event of Customer’s desire to assign certain of its rights and interests under the Purchase Agreement for the purpose of securing advance payment financing. The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision of the Purchase Agreement.

1.	Assignment of Customer’s Interest.

1.1 Boeing may consent to any reasonable request by Customer to assign as security interest certain rights and interests of Customer under the Purchase Agreement if such assignment is solely for the purpose of enabling Customer to secure advance payment financing for the purchase of the Aircraft provided that Customer and Customer’s financiers accept Boeing’s terms and conditions for consenting to a security assignment including, but not limited to, the following: (i) Customer and Customer’s financiers agree that the assignment will be subject to Boeing’s option (Manufacturer’s Option), as defined in Section 2, below; (ii) the assignment shall be subject to the Manufacturer’s Option upon the occurrence of a Change of Control event as defined in Section 3, below; (iii) Customer shall continue at all times to remain liable to Boeing under the Purchase Agreement to perform all duties and obligations of Customer; (iv) Boeing shall not be subject to any additional liability as a result of the assignment which Boeing would not otherwise be subject to under the Purchase Agreement; and, (v) the assignment shall not modify in any respect the

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Assignment of Customer’s Interest for Securing Advance Payment Financing

BOEING PROPRIETARY

continued rights of Boeing under the Purchase Agreement, or require Boeing to divest itself of title to or possession of the Aircraft, or any other things, until delivery thereof and full payment is provided to Boeing. Boeing will not unreasonably withhold its consent.

1.2 For purposes of assignment of a security interest in the Purchase Agreement in exchange for financing the advance payments, Boeing will permit Customer’s financier to be assigned the right to purchase the Aircraft for the Aircraft Price, less a credit memorandum in an amount equal to **** of the Airframe Price for Aircraft delivering in ****, **** of the Airframe Price for Aircraft delivering in ****, ****of the Airframe Price for Aircraft delivering in ****and ****of the Airframe Price for Aircraft delivery in ****. Such credit memorandum amount will be determined by multiplying the Airframe Price by the percentage listed above, as adjusted by Boeing for any applicable escalation provisions and any costs incurred or benefits received. In calculating the amount payable by the financier for an Aircraft, the financier shall receive credit for the advance payments received and retained by Boeing under the Purchase Agreement with respect to that Aircraft. In the event of such assignment, Customer shall remain responsible for performance of Customer’s obligations under any separate agreements related to the Aircraft including, but not limited to, agreements with the engine manufacturer or BFE suppliers.

1.3 In addition to the assignable concession level in paragraph 1.2 above, Boeing will permit Customer to assign to Customer’s financier the following non-standard advance payment schedule which modifies the due dates and amounts of the advance payments from those included in the standard ****schedule reflected in Attachment B to the Proposal.

****	****
****	****
****	****
****	****
****	****
****	****
****	****

1.4 At delivery of the Aircraft, Financier will pay interest on the Deferred Advance Payments from the calendar day on which each advance payment would have been due in accordance with Table 1 of the Purchase Agreement until the day such payment is received by Boeing. The rate used to calculate such interest shall be **** The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter.

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Assignment of Customer’s Interest for Securing Advance Payment Financing

BOEING PROPRIETARY

1.5 The preceding provisions are subject to adequate documentation of the security and consent agreements as solely determined by Boeing. At the time such agreements are offered for consideration by Boeing, Boeing will discuss reasonable requests by Customer for possible modification of the preceding provisions, including escalation methodology and concession levels, in light of changing market conditions and lender requirements related to advance payment financing.

1.6 In addition to the foregoing paragraph 1.5, Boeing agrees to offer improved, but presently undefined, assignment terms if, at the time Customer pursues advance payment financing, (i) Customer selects either Citibank, DVB Bank SE or BNP Paribas as its financier for advance payment financing and (ii) the chosen financier signs a non-disclosure agreement with Boeing containing terms deemed satisfactory to Boeing in its sole discretion.

2.	Manufacturer’s Option.

If Customer’s financier gives notice that it intends to exercise its assigned right to assume Customer’s rights under the Purchase Agreement with respect to any Aircraft, Boeing shall have the right to assume those rights under the Purchase Agreement with respect to such Aircraft by paying an amount equal to the aggregate of the advance payments funded by the advance payment financing, and received and retained by Boeing under the Purchase Agreement with respect to that Aircraft.

3.	Change of Control Event.

A “Change of Control” shall mean the occurrence of any one or more of the following events: (i) any party taking any action to foreclose or otherwise exercise any right such party may have to control or otherwise direct Customer pursuant to a security agreement, pledge or otherwise; (ii) any change of ownership or control of Customer whether through sale, merger, consolidation or otherwise or whether through foreclosure, enforcement of a security interest, or otherwise resulting from the acts of any party; (iii) the creation of any lien upon the assets of Customer or any pledge of any ownership or other interest in Customer to any party; or, (iv) the bankruptcy (whether voluntary, involuntary or otherwise) or insolvency of the Customer.

4.	Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

5.	Confidential Treatment.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of

VLS-PA-03814-LA-1208465	LA Page 3
Assignment of Customer’s Interest for Securing Advance Payment Financing

BOEING PROPRIETARY

Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208465	LA Page 4
Assignment of Customer’s Interest for Securing Advance Payment Financing

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208466

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****Escalation Program

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	Definitions.

Escalation Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

Program Aircraft means each Aircraft specified in Table 1 of the Purchase Agreement as of the date of this Letter Agreement, including Reconfirmation Aircraft, as defined in letter agreement VLS-PA-03814-LA-1208464, “Reconfirmation Aircraft”.

2.	Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the Escalation Adjustment for the Airframe Price and Optional Features Prices for each Program Aircraft shall be determined in accordance with this Letter Agreement.

3.	Escalation Forecast.

Boeing will release an escalation forecast in February and August of each year based on Boeing’s then current standard ECI-MFG/CPI escalation formula. Only one escalation forecast shall be used to conduct the escalation analysis performed in accordance with Article 4.1, below, for a given Program Aircraft. The escalation forecast applicable to a given Program Aircraft is set forth in Attachment A.

VLS-PA-03814-LA-1208466
****Escalation Program	LA Page 1

BOEING PROPRIETARY

4.	****

****as set forth in Attachment A, then Boeing shall issue an Escalation Notice to the Customer by the date set forth in Attachment A. Such Escalation Notice shall, in Boeing’s sole discretion, either:

****or

****

4.2 If Boeing provides Customer ****, then Customer shall notify Boeing in writing **** of its receipt of the Escalation Notice from Boeing. In the event Customer exercises its option in accordance with ****

4.2.1 Within ****days of Boeing’s receipt of Customer’s ****Boeing may elect by written notice to Customer to purchase from Customer any BFE related to such terminated Program Aircraft at the invoice prices paid, or contracted to be paid, by Customer.

4.2.2 ****then the Escalation Adjustment for the Airframe Price and Optional Features Prices for such Program Aircraft shall be calculated in accordance with Supplemental Exhibit AE1.

5.	****

****as set forth in Attachment A, then such cumulative annual escalation applicable to such Program Aircraft shall be calculated as follows:

5.1 ****then the escalation rate so produced shall apply to the Airframe Price and the Optional Features Prices for such Program Aircraft.

5.2 ****cumulative annual escalation as set forth in Attachment B.

6.	Applicability to Other Financial Consideration.

The escalation adjustment for any other sum, identified in the Purchase Agreement as subject to escalation pursuant to Supplemental Exhibit AE1, and which pertains to the Program Aircraft shall be calculated using the escalation methodology established in this Letter Agreement for such Program Aircraft notwithstanding any other provisions of the Purchase Agreement to the contrary.

7.	Assignment.

Except for an assignment by Customer to a wholly-owned subsidiary as permitted under Article 9, entitled “Assignment, Resale, or Lease” of the AGTA, this Letter Agreement is provided as an accommodation to Customer in consideration of Customer taking title to the Aircraft at delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole, or in part.

8.	Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it

VLS-PA-03814-LA-1208466
**** Escalation Program	LA Page 2

BOEING PROPRIETARY

is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

VLS-PA-03814-LA-1208466
**** Escalation Program	LA Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208466
**** Escalation Program	LA Page 4

BOEING PROPRIETARY

ATTACHMENT A to

Letter Agreement VLS-PA-03814-LA-1208466

Escalation Forecast & Escalation Notice Date

Escalation Forecast	Applicable to Program Aircraft Delivering in Time Period	Escalation Notice Date
Feb. 2011	August 2012 through January 2013	15 Apr. 2011
Aug. 2011	February 2013 through July 2013	15 Oct. 2011
Feb. 2012	August 2013 through January 2014	15 Apr. 2012
Aug. 2012	February 2014 through July 2014	15 Oct. 2012
Feb. 2013	August 2014 through January 2015	15 Apr. 2013
Aug. 2013	February 2015 through July 2015	15 Oct. 2013
Feb. 2014	August 2015 through January 2016	15 Apr. 2014
Aug. 2014	February 2016 through July 2016	15 Oct. 2014
Feb. 2015	August 2016 through January 2017	15 Apr. 2015
Aug. 2015	February 2017 through July 2017	15 Oct. 2015
Feb. 2016	August 2017 through January 2018	15 Apr. 2016
Aug. 2016	February 2018 through July 2018	15 Oct. 2016
Feb 2017	August 2018 through January 2019	15 Apr 2017

VLS-PA-03814-LA-1208466
****Escalation Program	Attachment A Page 1

BOEING PROPRIETARY

ATTACHMENT B to

Letter Agreement VLS-PA-03814-LA-1208466

Escalation Factors - ****

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VLS-PA-03814-LA-1208466
****Escalation Program	Attachment B Page 1

BOEING PROPRIETARY

****	****	****	****
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VLS-PA-03814-LA-1208466
****Escalation Program	Attachment B Page 2

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

VLS-PA-03814-LA-1208467

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	Special Matters

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1. Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the delivery of each such Aircraft, unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1 Basic Credit Memorandum. Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) in an amount of ****

1.2 Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators. As an additional consideration and incentive for entering into a lease for the Aircraft prior to delivery of such Aircraft, Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount of ****

1.3 Multi Model Closing Credit Memorandum. In consideration of Customer’s purchase of the Aircraft, and in recognition of Customer’s purchase of 737 MAX aircraft under VLS-PA-03815, Boeing will issue a multi model closing credit memorandum (Multi Model Closing Credit Memorandum) in the amount of ****

1.4 Transition NG Credit Memorandum. In consideration of Customer’s purchase of 737-800 Aircraft, at delivery of each Aircraft, Boeing will issue a transition NG credit memorandum (Transition NG Credit Memorandum) in the amount of ****

1.5 Reconfirmation Credit Memorandum. Subject to Customer ****the purchase ****according to the terms set forth in VLS-PA-03814-LA-1208464,

VLS-PA-03814-LA-1208467
Special Matters	LA Page 1

BOEING PROPRIETARY

“Reconfirmation Aircraft”, at delivery of each Reconfirmation Aircraft, Boeing will issue a reconfirmation credit memorandum (Reconfirmation Credit Memorandum) in the amount of ****

1.6 MTOW Credit Memorandum. Boeing will issue to Customer at delivery of the Aircraft, a maximum take off weight (MTOW) credit memorandum (MTOW Credit Memorandum) **** up to a maximum credit memorandum amount of ****

1.6.1 Unused MTOW Credit Memorandum Fund. Should Customer not utilize the ****the MTOW Credit Memorandum at delivery of the Aircraft, the ****for Customer’s purchase of MTOW subject to the following terms and conditions:

(i)	****

(ii)	****

(iii)	****

(iv)	****

(v)	****

1.7 Engine Thrust Credit Memorandum. In order to assist Customer in satisfying lease requirements for additional engine thrust, at the time of delivery of each Aircraft, Boeing will provide an engine thrust credit memorandum (Engine Thrust Credit Memorandum) **** Such Engine Thrust Credit Memorandum will be ****

1.7.1 Unused Engine Thrust Credit Memorandum Fund. Should Customer not utilize the ****Engine Thrust Credit Memorandum at delivery of the Aircraft, ****for Customer’s purchase of engine thrust subject to the following terms and conditions:

(i)	****

(ii)	****

(iii)	****

(iv)	****

(v)	****

1.8 ****Advance Payment Interest Credit Memorandum. In consideration of Customer’s payment of **** Advance Payment Interest Credit Memorandum) in an amount equal to the interest charges accrued at delivery, up to a maximum credit memorandum amount of ****

1.9 Escalation Adjustment Credit Memorandum. In consideration of Customer’s agreement to **** (Escalation Adjustment Credit Memorandum) at delivery of the Aircraft in the amounts set forth in the table immediately below for the respective delivery year of the Aircraft. ****

Escalation Adjustment Credit Memorandum
Delivery Year	U.S. Dollar Amount ****
****	****
****	****
****	****
****	****

VLS-PA-03814-LA-1208467
Special Matters	LA Page 2

BOEING PROPRIETARY

2. ****Advance Payment Schedule.

2.1 Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, **** and choose to pay advance payments in accordance with the following deferred advance payment schedules, expressed as a percentage of the Advance Payment Base Price, as applicable to the Aircraft and Reconfirmation Aircraft.

2.2 ****Advance Payment Schedule –Aircraft.

Months Prior to Delivery	Amount Due (Percentage of Advance Payment Base Price) per Aircraft
Definitive Agreement (less deposit)	****
****	****
****	****
****	****
****	****
****	****

2.3 **** Advance Payment Schedule – Reconfirmation Aircraft.

Months Prior to Delivery	Amount Due (Percentage of Advance Payment Base Price) per Reconfirmation Aircraft
Definitive Agreement (less deposit)	****
****	****
****	****
****	****
****	****
****	****
****	****

3. Interest on ****Advance Payments.

3.1 Customer will pay interest on the ****Advance Payments from the calendar day on which each advance payment would have been due in

VLS-PA-03814-LA-1208467
Special Matters	LA Page 3

BOEING PROPRIETARY

accordance with Table 1 of the Purchase Agreement, until delivery of the applicable Aircraft. ****The effective rate will be the rate in effect on the first business day of the calendar quarter in which the advance payment was initially deferred, and will be reset every calendar quarter. Interest on unpaid amounts will be calculated using a three hundred sixty (360) day year, and compounded quarterly.

3.2 Accrued interest on the ****Advance Payments for each Aircraft will be due and payable on the date of each Aircraft delivery.

4. Advance Payment Set Off Rights.

4.1 Customer agrees that if it defaults on any payment obligation under (i) the Purchase Agreement or (ii) any other agreement with Boeing and fails to cure such default within the specified cure period or in the absence of any specified cure period after notice from Boeing specifying a time period within which to cure, then Boeing may, in addition to any other rights it may have under any agreement or applicable law, apply any or all advance payments, including the acceptance deposit, paid by Customer under the Purchase Agreement, to cure, in part or in whole, any such default (Set Off).

4.2 In the event Boeing Sets Off against any payment obligation owed by Customer to Boeing, absent instruction from Boeing to the contrary, Customer shall, after such application, replace within ten business days the amount so applied such that the total amount of advance payments will be restored to the aggregate total amount of payments due and owing under the Purchase Agreement as amended by this Letter Agreement. Customer will make all such restoration payments to Boeing by unconditional wire transfer of immediately available funds in United States Dollars in a bank account in the United States designated by Boeing.

4.3 For all purposes of this paragraph 4, including without limitation, notice, Set Off or any other application, the term “Boeing” means and includes The Boeing Company, its divisions, subsidiaries, affiliates and the assignees of each. Nothing herein shall constitute an election or waiver of any remedy of Boeing; all such remedies shall be cumulative. Boeing expressly reserves all of its rights and remedies under any agreement and applicable law.

5. Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in Paragraphs 1.1 through 1.9 are stated in ****base year dollars and will be escalated to the scheduled month of the respective Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft. The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

VLS-PA-03814-LA-1208467
Special Matters	LA Page 4

BOEING PROPRIETARY

6. Strategic Campaign Support.

Customer agrees to support strategic campaigns identified by Boeing by offering any combination of sale leaseback financing for new production Boeing ****aircraft or offering lease solutions for new model ****aircraft from Customer’s portfolio of direct purchase aircraft.

7. Assignment.

Unless otherwise noted herein, the Credit Memoranda described in this Letter Agreement are provided as a financial accommodation to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and leasing the Aircraft to commercial operators. This Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.

8. Confidentiality

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the Credit Memoranda contained in paragraph 1 above, in the event of any unauthorized disclosure by Customer.

VLS-PA-03814-LA-1208467
Special Matters	LA Page 5

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	September 18, 2012

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1208467
Special Matters	LA Page 6

BOEING PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

SUPPLEMENTAL AGREEMENT NO. 1

to

PURCHASE AGREEMENT NO. 3814

Between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of 6 May, 2013 (Supplemental Agreement No. 1) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, and AVOLON AEROSPACE LEASING LIMITED, a Cayman Islands company (Customer).

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3814 dated 18 September 2012 relating to Boeing Model 737-800 Aircraft (together with all Tables, Exhibits, Supplemental Exhibits, Letter Agreements, and other attachments thereto, the Purchase Agreement);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to revise the Customer baseline configuration of the Aircraft, and accordingly, Exhibit A is updated to reflect such configuration change; and

WHEREAS, Boeing and Customer wish to incorporate a previously executed letter agreement into the Purchase Agreement as an administrative matter.

VLS-PA-03814-LA-1208467
Special Matters	LA Page 1

BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Table of Contents.

The Table of Contents of the Purchase Agreement is deleted in its entirety and is replaced by a new Table of Contents attached to this Supplemental Agreement No. 1.

2.	Exhibits and Supplemental Exhibits.

Exhibit A is revised to provide current part and cost detail for Baseline Specification D019A001VLN38P-1, Rev New, dated when released. Such Detail Specification is comprised of Boeing Configuration Specification D019A001, Rev O dated March 31, 2011 as amended to incorporate the Options listed in Exhibit A, attached to this Supplemental Agreement No 1. Notwithstanding the change to Exhibit A described above, the parties acknowledge and agree that such change does not affect the Optional Features price, Advance Payment Base Price, or Advance Payments shown in Table 1 to the Purchase Agreement.

3.	Letter Agreements.

For administrative purposes, the following previously executed letter agreement is hereby incorporated into the Purchase Agreement by this reference and is added to the Table of Contents: LA-1210454, ****

The Purchase Agreement shall be deemed to be amended to the extent herein provided and as so amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AVOLON AEROSPACE LEASING LIMITED

By:	/s/ Jeffery J. Solomon	By:	/s/ Tom Ashe

Its:	Attorney-In-Fact	Its:	Director

VLS-PA-3814	2	SA-1

BOEING PROPRIETARY

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table

EXHIBITS
A.	Aircraft Configuration- Model 737-8MA (VLS Baseline)	SA-1
B.	Aircraft delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1-1.	Customer Support Variables
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate
LA-1208458	Loading of Customer Software
LA-1208459	Seller Purchased Equipment
LA-1208460	Export-Import Bank Financing Application Disclosure
LA-1208461	Leasing Matters
LA-1208462	Liquidated Damages ****
LA-1208463	Aircraft Performance Guarantees
LA-1208464	Reconfirmation Aircraft
LA-1208465	Assignment of Customer’s Interest for Securing Advance Payment Financing
LA-1208466	**** Escalation Program
LA-1208467	Special Matters
LA-1210454	****	SA-1

VLS-PA-3814	i	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

AIRCRAFT CONFIGURATION

relating to

BOEING MODEL 737-8MA AIRCRAFT

The Detail Specification is Boeing document number D019A001VLS38P-1 revision. New, dated when released. The Detail Specification provides further description of Customer’s configuration set forth in this Exhibit A. Such Detail Specification will be comprised of Boeing configuration specification D019A001, revision O, dated March 31, 2011, as amended to incorporate the optional features (Options) listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). As soon as practicable, Boeing will furnish to Customer copies of the Detail Specification, which copies will reflect such Options. The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.

Exhibit A	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

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Exhibit A	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

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Exhibit A	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

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Exhibit A	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

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Exhibit A	SA-1

BOEING PROPRIETARY

Exhibit A to

Purchase Agreement No. 3814

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Exhibit A	SA-1

BOEING PROPRIETARY

Avolon Aerospace Leasing Limited

The Oval, Building 1

Shelbourne Road

Ballsbridge, Dublin 4

Ireland

Subject:	****

Reference:	Purchase Agreement No. PA-03814 (Purchase Agreement) between The Boeing Company (Boeing) and Avolon Aerospace Leasing Limited (Customer) relating to Model 737-800 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.	****

****

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****

2.	Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. In addition to any equitable relief that may be available to Boeing in the event of a breach of this clause, Boeing may rescind the provisions detailed in paragraph 1 above.

VLS-PA-03814-LA-1210454
****	LA Page i

BOEING PROPRIETARY

3.	Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jeffery J. Solomon

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	March 1, 2013

AVOLON AEROSPACE LEASING LIMITED

By	/s/ Tom Ashe

Its	Director

VLS-PA-03814-LA-1210454
****	LA Page ii

BOEING PROPRIETARY

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THIS DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION

SUPPLEMENTAL AGREEMENT NO. 2

to

PURCHASE AGREEMENT NO. 3814

Between

THE BOEING COMPANY

and

AVOLON AEROSPACE LEASING LIMITED

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of August 14, 2014 (Supplemental Agreement No. 2) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, and AVOLON AEROSPACE LEASING LIMITED, a Cayman Islands company (Customer).

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 3814 dated 18 September 2012 relating to Boeing Model 737-800 Aircraft (together with all Tables, Exhibits, Supplemental Exhibits, Letter Agreements, and other attachments thereto, the Purchase Agreement);

WHEREAS, Customer and Carrowmore Aviation Limited (“Carrowmore”) entered into, and Boeing consented thereto, that certain Purchase Agreement Assignment dated 1 March 2013, whereby Customer assigned and Carrowmore assumed all rights, liabilities and obligations under the Assigned Purchase Agreement (as defined therein) relating to the aircraft bearing ****.

WHEREAS, Customer and Gweedore Aviation Limited (“Gweedore”) entered into, and Boeing consented thereto, that certain Purchase Agreement Assignment dated 12 November 2013, whereby Customer assigned and Gweedore assumed all rights, liabilities and obligations under the Assigned Purchase Agreement (as defined therein) relating to the aircraft bearing ****.

WHEREAS, Boeing and Customer desire to amend the Assigned Purchase Agreement, as assigned to Carrowmore as applicable, to (i) define the configuration, **** applicable to **** scheduled for delivery in **** respectively)(collectively, ****) as Exhibit A-1 and (ii) document the effect of such configuration on the Optional Features Price, Aircraft Basic Price and Advance Payments for the ****Aircraft;

WHEREAS, Boeing and Customer desire to amend the Assigned Purchase Agreement, as assigned to Gweedore as applicable, to (i) define the configuration, **** applicable to **** scheduled for delivery in ****, respectively)(collectively, ****) as Exhibit A-2 and (ii) document the effect of such configuration on the Optional Features Price, Aircraft Basic Price and Advance Payments for the ****Aircraft; and

WHEREAS, Boeing and Customer desire to amend the Assigned Purchase Agreement, as assigned to Gweedore, to add the Aircraft model designator of the **** Aircraft as “737-852”.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Table of Contents.

The Table of Contents of each of the applicable Assigned Purchase Agreements is deleted in its entirety and is replaced by a new Table of Contents attached to this Supplemental Agreement No. 2.

2.	Table 1, Aircraft Information Table.

Table 1 is deleted in its entirety and is replaced by a new Table 1R1 in this Supplemental Agreement to reflect the following:

a.	the identification of Exhibit A-1 as the configuration exhibit for the **** Aircraft;

b.	the identification of Exhibit A-2 as the configuration exhibit for the **** Aircraft; and

c.	the revision to the Optional Features Price, Aircraft Basic Price, Advance Payment Base Price and Advance Payments applicable to the **** and **** Aircraft.

3.	Exhibits and Supplemental Exhibits.

a.	Exhibit A-1, Aircraft Configuration, is incorporated into the Assigned Purchase Agreement and is attached to this Supplemental Agreement No. 2.

b.	Exhibit A-2 Aircraft Configuration, is incorporated into the Assigned Purchase Agreement and is attached to this Supplemental Agreement No. 2.

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BOEING PROPRIETARY

4.	Engine Thrust Matters.

The parties acknowledge that Exhibit A-2 applicable to **** Aircraft, ****. As set forth in a separate letter from CFM to Boeing dated July 11, 2014, per a side agreement between **** and CFM, CFM will **** for the engines to be installed on MSNs **** (Subject Aircraft). Accordingly, Boeing will provide Customer a **** will be listed on the Unincorporated Changes Report applicable to each Subject Aircraft and included in the purchase price of the Subject Aircraft shown on the invoice.

5.	Other Matters.

Within two (2) business days of full execution of this Supplemental Agreement No. 2, Customer agrees to pay Boeing **** (Top Up Payment), which is the incremental increase to Advance Payments resulting from the changes set forth herein. For the avoidance of doubt, Customer’s advance payment obligations are unchanged as a result of full execution of this Supplemental Agreement No. 2 with respect to ****.

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BOEING PROPRIETARY

The Purchase Agreement and Assigned Purchase Agreements shall be deemed to be amended to the extent herein provided and as so amended shall continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AVOLON AEROSPACE LEASING LIMITED

By:	/s/ Stuart Ross	By:	/s/ Peter Caley

Its:	Attorney-In-Fact	Its:	Authorised Signatory

CARROWMORE AVIATION LIMITED
(relating to ****)

By	/s/ Sean O’Sullivan

Its	Director

GWEEDORE AVIATION LIMITED
(relating to ****)

By	/s/ Julian Dunphy

Its	Director

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BOEING PROPRIETARY

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1R1	Aircraft Information Table	SA-2

EXHIBITS
A.	Aircraft Configuration- Model 737-8MA (VLS Baseline)	SA-1
A-1	Aircraft Configuration- Model 737-8MA ****	SA-2
A-2	Aircraft Configuration- Model 737-852 ****	SA-2
B.	Aircraft delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1-1.	Customer Support Variables
CS1-2.	Customer Support Variables
CS1-3.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208457	Assignment of Customer’s Interest to Subsidiary or Affiliate
LA-1208458	Loading of Customer Software
LA-1208459	Seller Purchased Equipment
LA-1208460	Export-Import Bank Financing Application Disclosure
LA-1208461	Leasing Matters
LA-1208462	Liquidated Damages ****
LA-1208463	Aircraft Performance Guarantees
LA-1208464	Reconfirmation Aircraft
LA-1208465	Assignment of Customer’s Interest for Securing Advance Payment Financing
LA-1208466	****Escalation Program
LA-1208467	Special Matters
LA-1210454	****	SA-1

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Table 1R1

Airframe Model/MTOW:	737-800	****	Detail Specification:	****	****
Engine Model/Thrust:	CFM56-7B24	****	Airframe Price Base Year/Escalation Formula:	****	****
Airframe Price:		****	Engine Price Base Year/Escalation Formula:	N/A	N/A
Optional Features:		****
Sub-Total of Airframe and Features:		****	Airframe Escalation Data:
Engine Price (Per Aircraft):		****	Base Year Index (ECI):	****
Aircraft Basic Price (Excluding BFE/SPE):		****	Base Year Index (CPI):	****
Buyer Furnished Equipment (BFE) Estimate:		****
Seller Purchased Equipment (SPE) Estimate:		****
Deposit per Aircraft:		****

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery Date	Number of Aircraft	Manufacturer’s Serial No.	Model Designator	Escalation Factor (Airframe)	Lessee	Configuration Exhibit	Optional Features Price 2011 $	Escalation Estimate Adv Payment Base Price Per A/P	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
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****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****
****	****	****	****	****	****	****	****	****	****	****	****	****

Total:	16

* Indicates Reconfirmation Aircraft			NOTE:	SPE is included in the APBP values applicable to the **** and **** aircraft above.

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BOEING PROPRIETARY

Exhibit A-1

Config Item No.	Title	****
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	TOTAL	****

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Exhibit A-2

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****	TOTALS:	****

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